Convertible notes, net (Tables)	12 Months Ended
Mar. 31, 2020
Convertible notes, net
Schedule of interest relating to the Notes

	Year ended March 31,
	2018	2019	2020	2020
	RMB	RMB	RMB	US$

Interest incurred	2,567	—	—	—
Amortization of debt issuance costs	690	—	—	—
Total interest expense	3,257	—	—	—